SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
    Check the appropriate box:
     [ ]   Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
     [ ]   Definitive Proxy Statement
     [X]   Definitive Additional Materials
     [ ]   Soliciting Material Under Rule 14a-12


                       LONE STAR STEAKHOUSE & SALOON, INC.
                (Name of Registrant as Specified in its Charter)

                                 GUY W. ADAMS

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)     Title of each class of securities to which transaction applies:
     2)     Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)     Proposed maximum aggregate value of transaction:
     5)     Total fee
            paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount Previously Paid:
     2)     Form, Schedule or Registration Statement No.:
     3)     Filing Party: Guy W. Adams
     4)     Date Filed: June 13, 2001


(These materials are intended to be released to one or more shareholders, along with the Definitive Proxy Statement currently on file, on or about June 4, 2001)


VOTING INSTRUCTIONS


IF YOU WANT TO VOTE FOR GUY W. ADAMS BY PROXY, PLEASE CAREFULLY FOLLOW THESE INSTRUCTIONS

1.    Mark, sign and date your GOLD PROXY CARD.   Sign your GOLD PROXY CARD
using the exact same Name as appears on the proxy.   For example, if the Name
on the Proxy Card reads, "J. Richard Smith, Jr.", do not sign the card, Richard Smith, or Richard Smith, Junior, or J.R. Smith, Jr., or James R. Smith, Jr. Sign the Proxy Card J. Richard Smith, Jr.

2. If you are signing your GOLD PROXY CARD as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and include your full title (i.e. attorney, executor, etc.) with your signature.

3. If your proxy card is in the name of more than one person, make sure that each person has signed your GOLD PROXY CARD and make sure they sign in the same form as appears on the card.

4. RETURN THE GOLD PROXY CARD ONLY! DO NOT RETURN THE WHITE PROXY CARD. Lone Star has stated that if you return their white proxy card and do not mark any of the boxes relating to the election of Jamie B. Coulter, they will
nevertheless vote your shares in favor of Mr. Coulter.   I urge you to take no
chances.   Do not return the white proxy card.

5.  WHAT DO I DO IF I WANT TO VOTE FOR GUY ADAMS AND I HAVE ALREADY SENT IN A
WHITE PROXY CARD?   Do not worry.   It is the last dated proxy card that will
determine how your vote is cast.   If you have already sent in a white proxy
card, delivering your GOLD PROXY CARD to me marked, signed and WITH A LATER DATE will revoke any contrary instructions that might have been on the white proxy card. Of course, you can always come to the Annual Meeting of Stockholders and vote in person.

6.  WHAT IF MY SHARES ARE IN THE NAME OF A BANK OR BROKERAGE ACCOUNT?   In
this case follow the instructions for voting your shares provided by your Bank or Broker.

WHAT DO I DO IF I HAVE A PROBLEM?   If you have a question, or if you need a
new GOLD PROXY CARD, please contact me at voteadams2001@yahoo.com by leaving your telephone number with your message.

PLEASE READ CAREFULLY... YOUR VOTE COUNTS!